Exhibit 4.31

HSBC USA INC.

Issuer

TO

WELLS FARGO BANK, NATIONAL ASSOCIATION

Trustee

Warrant Indenture

Dated as of May 16, 2016

-i-

(continued)

-ii-

(continued)

-iii-

(continued)

-iv-

Reconciliation and tie between Trust Indenture Act of 1939
and this Indenture

Trust Indenture Act Section		Indenture Section
ss.310	(a)(1)	6.09
	(a)(2)	6.09
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(a)(5)	6.09
	(b)	6.08
		6.10
	(c)	Not Applicable
ss.311	(a)	6.13
	(b)	6.13
	(c)	Not Applicable
ss.312	(a)	7.01
		7.02(a)
	(b)	7.02(b)
	(c)	7.02(c)
ss.313	(a)	7.03
	(b)	7.03
	(c)	7.03
	(d)	7.03
ss.314	(a)	7.04
	(b)	Not Applicable
	(c)(1)	1.02
	(c)(2)	1.02
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	1.02
ss.315	(a)	6.01(a)
		6.01(c)
	(b)	6.02
		7.03
	(c)	6.01(b)
	(d)	6.01(c)
	(d)(1)	6.01(a)
	(d)(2)	6.01(c)(2)
	(d)(3)	6.01(c)(3)
	(e)	5.13
ss.316	(a)	1.01
	(a)(1)(A)	5.11
	(a)(1)(B)	5.12
	(a)(2)	Not Applicable
	(b)	5.07
	(c)	5.11
ss.317	(a)(1)	5.02

-v-

Trust Indenture Act Section		Indenture Section
	(a)(2)	5.03
	(b)	12.04
ss.318	(a)	1.06

________________________

NOTE: This reconciliation and tie shall not for any purpose, be deemed to be a part of the Indenture.

-vi-

WARRANT INDENTURE dated as of May 16, 2016, between HSBC USA INC., a Maryland corporation (hereinafter called the “Company”), having its principal office at 452 Fifth Avenue, New York, New York 10018 and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Trustee hereunder (hereinafter called the “Trustee”), having its Corporate Trust Office at 150 East 42nd Street, 40th Floor, New York, New York 10017.

RECITALS OF THE COMPANY

The Company deems it necessary to issue from time to time for its lawful purposes Warrants, as hereinafter defined (herein sometimes called the “Securities”), and has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of the Securities, unlimited as to quantity and to have such provisions as shall be fixed therefor and hereinafter provided.

This Indenture is subject to the provisions of the Trust Indenture Act of 1939, as amended, that are deemed to be incorporated into this Indenture and shall, to the extent applicable be governed by such provisions.

All things necessary have been done to make this Indenture a valid agreement of the Company, in accordance with its terms.

Now, Therefore, This Indenture Witnesseth:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of the Securities of any series, as follows:

ARTICLE One

Definitions And Other Provisions

Of General Application

SECTION 1.01.  Definitions.

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1)          the terms defined in this Article I have the meanings assigned to them in this Article I, and include the plural as well as the singular;

(2)          all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(3)          all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean such accounting principles as are in effect in the United States at the date of such computation;

(4)          the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

(5)          when used with respect to any Security, the words “exercise” and “exercised” are intended to refer to the right of the Holder or the Company to exercise such Security and to receive in exchange money (in Dollars or one or more other currencies, currency units or composite currencies as specified in accordance with Section 3.01) in accordance with such terms as may hereafter be specified for such Security as contemplated by Section 3.01, and these words are not intended to refer to any right of the Holder or the Company to exchange such Security for other Securities of the same series and like tenor pursuant to Section 3.04, 3.05, 3.06 or 11.06 or another similar provision of this Indenture, unless the context otherwise requires; and references herein to the terms of any Security that may be exercised mean such terms as may be specified for such Security as contemplated in Section 3.01.

Certain terms, used principally in Article III or Article VI, are defined in those respective Articles.

“Act” when used with respect to any Holder has the meaning specified in Section 8.01.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Authenticating Agent” has the meaning specified in Section 6.14.

“Board of Directors” means either the board of directors of the Company, or the executive or any other committee of that board duly authorized to act in respect hereof.

“Board Resolution” means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

“Business Day” when used with respect to any Place of Payment specified pursuant to Section 3.01 means any day that is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in such Place of Payment are authorized or obligated by law to close, except as otherwise specified pursuant to Section 3.01.

"Calculation Agent" means any Person appointed by the Company as Calculation Agent in accordance with Section 3.11.

“Code” means the Internal Revenue Code of 1986 as in effect on the date hereof.

“Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor corporation.

“Company Request” and “Company Order” mean, respectively, a written request or order signed in the name of the Company by the Chairman, a Vice Chairman, the President or a Vice President (any reference to a Vice President of the Company herein shall be deemed to include any Vice President of the Company whether or not designated by a number or word or words added before or after the title “Vice President”), and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

“Corporate Trust Office” means the designated office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at 150 East 42nd Street, 40th Floor, New York, New York 10017.

The term “corporation” includes corporations, associations, companies and business trusts.

“Currency” means Dollars or Foreign Currency.

“default” has the meaning specified in Section 6.02.

“Depositary” means, with respect to the Securities of any series issuable in whole or in part in the form of one or more Global Securities, the Person designated as Depositary by the Company pursuant to Section 3.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Depositary” shall mean or include each Person who is then a Depositary hereunder, and if at any time there is more than one such Person, “Depositary” as used with respect to the Securities of any such series shall mean the Depositary with respect to the Securities of that series.

“Dollar” or “$” means such currency of the United States as at the time of payment is legal tender for the payment of public and private debts.

“Event of Default” has the meaning specified in Section 5.01.

“Exchange Act” means the Securities Exchange Act of 1934.

“Expiration Date”, when used with respect to Securities of any series, means the date on which the right to exercise the Securities of such series shall expire.

“Foreign Currency” means a currency issued by the government of any country other than the United States or a composite currency, the value of which is determined by reference to the values of the currencies of any group of countries.

“Global Security” means a Registered Security evidencing all or part of a series of Securities issued to the Depositary for such series in accordance with Section 3.03 and bearing the legend prescribed in Section 3.03(c).

“Holder” means, with respect to a Registered Security, the Registered Holder.

“Indenture” means this instrument as originally executed, or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and, unless the context otherwise requires, shall include the terms of a particular series of Securities as established pursuant to Section 3.01.

“Officers’ Certificate” means a certificate signed by the Chairman, a Vice Chairman, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel to the Company and who shall be satisfactory to the Trustee, that is delivered to the Trustee.

“Outstanding” when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

(i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

(ii) Securities or portions thereof for whose payment, redemption or settlement money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that if such Securities or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

(iii) Securities that have been paid pursuant to Section 3.06 or in exchange for, or in lieu of, other Securities which have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite number of Outstanding Securities have performed any Act hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such Act, only Securities that the Trustee knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

“Paying Agent”, when used with respect to the Securities of any series, means any Person authorized by the Company to pay any money payable on behalf of the Company upon exercise or redemption of such Securities.

“Payment or Settlement Date”, when used with respect to any Security, means the date when any money with respect to such Security becomes payable upon exercise or redemption of such Security in accordance with its terms.

“Person” means any individual, corporation, partnership, joint venture, association, joint stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

“Place of Payment” when used with respect to the Securities of any series means the place or places where any money payable upon exercise or redemption of such Securities is payable as specified pursuant to Section 3.01.

“Predecessor Security” of any particular Security means every previous Security evidencing all or a portion of the same contractual obligation as that evidenced by such particular Security, and, for the purposes of this definition, any Security authenticated and delivered under Section 3.06 in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same contractual obligation as the lost, destroyed or stolen Security.

“Redemption Date” means the date fixed for redemption of any Security pursuant to this Indenture.

“Redemption Price” means when used with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to this Indenture or otherwise in accordance with the respective terms thereof.

“Registered Holder” means the Person in whose name a Registered Security is registered in the Security Register.

“Registered Security” means any Security registered in the Security Register.

“Responsible Officer” when used with respect to the Trustee means any officer within the corporate trust department (or any successor group of the Trustee), including any vice president, assistant vice president, assistant secretary, assistant treasurer or other trust officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred at the Trustee’s Corporate Trust Office because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

“Securities” has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

“Security Register” and “Security Registrar” have the respective meanings specified in Section 3.05(a).

“Subsidiary” means a corporation, limited liability company, partnership or other entity, at least a majority of the outstanding voting stock, membership interests or partnership interests, as the case may be, of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries of the Company. For the purposes of this definition, “voting stock” means stock having voting power for the election of directors, whether at all times or only for so long as no senior class of stock has such voting power by reason of any contingency.

“Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed, except as provided in Section 11.05.

“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of such series.

“United States” means the United States of America (including the States and the District of Columbia), its territories and its possessions.

“Warrants” means warrants, issued by the Company and authenticated and delivered under this Indenture, the amounts payable on which by the Company may be determined by reference to the performance, level or value of, one or more of the following: (i) securities of one or more issuers (other than the Company or any of its affiliates), including the debt or equity securities of third parties, (ii) one or more currencies, (iii) one or more commodities, (iv) any other financial, economic or other measure or instrument (including the occurrence or non-occurrence of any event or circumstance) and/or (v) one or more indices or baskets of the items described in clauses (i), (ii), (iii) and (iv).

SECTION 1.02.  Compliance Certificates and Opinions.

Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers’ Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(1)          a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2)          a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)          a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4)          a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.03.  Form of Documents Delivered to Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or representations or Opinion of Counsel with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or representation or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.04.  Notices, etc. to Trustee and Company.

Any Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(1)          the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing (including telecopy) to or with the Trustee at its Corporate Trust Office or via fax at 917-260-1593);or

(2)          the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture, or at any other address previously furnished in writing to the Trustee by the Company, or at any other number previously furnished in writing to the Trustee by the Company).

Any such Act or other document shall be in the English language.

SECTION 1.05.  Notice to Holders; Waiver.

Where this Indenture provides for notice to Holders of any event by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) to Registered Holders, if in writing and mailed, first class postage prepaid, to such Registered Holders as their names and addresses appear in the Security Register, within the time prescribed for the giving of such notice.

In the event of suspension of regular mail service or by reason of any other cause it shall be impracticable to give notice by mail, then such notification as shall be given with the approval of the Trustee shall constitute sufficient notice for every purpose hereunder.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Registered Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. In any case where notice to Registered Holders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Registered Holder shall affect the sufficiency of such notice with respect to other Registered Holders, and any notice that is mailed in the manner herein provided shall be conclusively deemed to have been received by such Registered Holder, whether or not such Registered Holder actually receives such notice.

SECTION 1.06.  Conflict with Trust Indenture Act.

If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or another provision (an “incorporated version”) included in this Indenture by operation of, Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control.

SECTION 1.07.  Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.08.  Successors and Assigns.

All covenants and agreements in this Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their permitted successors and assigns, whether so expressed or not.

SECTION 1.09.  Separability Clause.

In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.10.  Benefits of Indenture.

Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, any Authenticating Agent, any Calculation Agent and their respective successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.11.  Governing Law; Waiver of Jury Trial.

THIS INDENTURE AND THE SECURITIES SHALL BE DEEMED TO BE CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE.

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE DEBT SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

SECTION 1.12.  Legal Holidays.

Unless otherwise specified pursuant to Section 3.01, in any case where the Payment or Settlement Date or Redemption Date of any Security, or any date on which a Holder of any Security has the right to exercise such Security, of any series shall not be a Business Day at any Place of Payment for the Securities of that series, then (notwithstanding any other provision of this Indenture or of the Securities (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of any money payable with respect to such Security, or the exercise of such Security, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Payment or Settlement Date or Redemption Date, or on such date for exercise, as the case may be.

SECTION 1.13.  No Security Interest Created.

Nothing in this Indenture or in the Securities, express or implied, shall be construed to constitute a security interest in favor of the Registered Holders under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its Subsidiaries is or may be located.

SECTION 1.14.  Limitation of Individual Liability.

No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Security because of any contractual obligation evidenced thereby, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or by any legal or equitable proceeding or otherwise; it being expressly understood that this Indenture and the contractual obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or any successor corporation, or any of them, because of the creation of the contractual obligations hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director, as such, because of the creation of the contractual obligations hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any Security or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of such Security.

SECTION 1.15.  Force Majeure.

In no event shall either party be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that such party shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

SECTION 1.16.  U.S.A. Patriot Act.

The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Trustee, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. Patriot Act.

SECTION 1.17.  Characterization of Warrants.

By executing this Indenture, the Company intends that the characterization of the Warrants be indebtedness or a senior unsecured contractual obligation of the Company ranking pari passu with all other senior unsecured debt of the Company and benefitting from the protections afforded by the Trust Indenture Act in respect of debt securities.

ARTICLE Two

Security Forms

SECTION 2.01.  Forms Generally.

The Securities of each series shall be substantially in one of the forms established in or pursuant to a Board Resolution and set forth in an Officers’ Certificate, or one or more indentures supplemental hereto, and shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements placed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which any series of the Securities may be listed or of any automated quotation system on which any such series may be quoted, or to conform to usage, all as determined by the officers executing such Securities as conclusively evidenced by their execution of such Securities. If the form of a series of Securities is established in or pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the form of such series.

The definitive Securities, if any, of each series shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, provided that such manner is permitted by the rules of any securities exchange on which such series of Securities may be listed or of any automated quotation system on which such series may be quoted, all as determined by the officers executing such Securities, as conclusively evidenced by their execution of such Securities.

SECTION 2.02.  Form of Trustee’s Certificate of Authentication.

The form of the Trustee’s certificate of authentication to be borne by the Securities shall be substantially as follows:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

SECTION 2.03.  Form of Trustee’s Certificate of Authentication by an Authenticating Agent.

If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee’s Certificate of Authentication by such Authenticating Agent to be borne by Securities of each such series shall be substantially as follows:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein issued under the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:
Authenticating Agent

By:
Authorized Signatory

SECTION 2.04.  Securities Issuable in Global Form.

If Securities of or within a series are issuable in global form, as specified as contemplated by Section 3.01, then, notwithstanding clause (12) of Section 3.01 and the provisions of Section 3.02, any such Security shall represent such of the Outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate number of Outstanding Securities of such series from time to time endorsed thereon and that the aggregate number of Outstanding Securities of such series represented thereby may from time to time be increased or decreased to reflect exchanges. Any endorsement of a Security in global form to reflect the number, or any increase or decrease in the number, of Outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such Person or Persons as shall be specified therein or in the Company Order to be delivered to the Trustee pursuant to Section 3.03 or 3.04. Subject to the provisions of Section 3.03 and, if applicable, Section 3.04, the Trustee shall deliver and redeliver any Security in permanent global form in the manner and upon instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 3.03 or Section 3.04 has been, or simultaneously is, delivered, any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form shall be in writing but need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel.

The provisions of the next to last sentence of Section 3.03 shall apply to any Security represented by a Security in global form if such Security was never issued and sold by the Company and the Company delivers to the Trustee the Security in global form together with written instructions (which need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel) with regard to the reduction in the number of Securities represented thereby, together with the written statement contemplated by the last sentence of Section 3.03.

Unless otherwise specified as contemplated by Section 3.01, payment on any Security in permanent global form shall be made to the Person or Persons specified therein.

Notwithstanding the provisions of Section 3.07 and except as provided in the preceding paragraph, the Company, the Trustee and any agent of the Company and the Trustee shall treat as the Holder of such number of Outstanding Securities represented by a permanent global Security in registered form, the Holder of such permanent global Security in registered form.

ARTICLE Three

The Securities

SECTION 3.01.  Quantity Unlimited; Issuable in Series.

The aggregate number of Securities that may be authenticated and delivered under this Indenture is unlimited.

The Securities may be issued in one or more series. There shall be established in or pursuant to one or more Board Resolutions, and, subject to Section 3.03, set forth in an Officers’ Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series any or all of the following, as applicable:

(1)          the title of the Securities of the series (which shall distinguish the Securities of such series from all other series of Securities);

(2)          the limit, if any, upon the aggregate number of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 3.04, 3.05, 3.06, 11.06 or 13.07);

(3)          the amount of money receivable by or on behalf of the Holder upon exercise of the Securities of the series (or the method of determining the same);

(4)          the terms and conditions upon which the Securities of the series may be exercised, including the date or dates on which the right to exercise the Securities of the series shall commence and the Expiration Date of the series or, if the Securities of the series are not continuously exercisable throughout such period, the specific date or dates on which they will be exercisable;

(5)          the events or circumstances, if any, that will cause the Securities of the series to be deemed automatically exercised;

(6)          if other than Dollars, the Currency in which Securities of the series shall be denominated;

(7)          the exercise price, if any, payable by the Holder upon the exercise of Securities of the series;

(8)          any limit on the number of Securities that may be exercised by all Holders on any Business Day or by an particular Holder on an Business Day, and the minimum number, if any, of Securities that may be exercised by any Holder at one time;

(9)          the Place of Payment with respect to the Securities of the series, if other than the Corporate Trust of the Trustee, and where (i) Securities of the series may be surrendered for registration of transfer, (ii) Securities of the series may be surrendered for exchange and (iii) notices to or upon the Company in respect of the Securities of the series and this Indenture may be served;

(10)        the periods within which or the dates on which, the prices at which and the terms and conditions upon which Securities of the series may be redeemed, if any, in whole or in part, at the option of the Company or otherwise;

(11)        the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any mandatory redemption or analogous provisions or at the option of the Holder thereof and the price or prices at which and the period or periods during which, and any terms and conditions upon which, the Securities of the series shall be so redeemed, repurchased or repaid, in whole or in part, pursuant to such obligation;

(12)        the denominations (i.e., the minimum number of Securities) in which Securities of the series shall be issuable;

(13)        if other than the Trustee, the identity of each Security Registrar and/or Paying Agent, and any depositaries, Calculation Agent, authenticating agents, transfer agents or any other agents with respect to the Securities of a series;

(14)        any index, formula or other method (including a method based on changes in the prices or performance of particular securities, currencies, intangibles, goods, articles or commodities, or any other financial, economic or other measure or instrument, including the occurrence or non-occurrence of any event or circumstance) or a combination thereof, used to determine the amount of payments on the Securities of the series and the manner in which those amounts will be determined;

(15)        if other than the coin or currency in which the Securities of that series are denominated, the coin or currency in which payment of the amounts due on the Securities of such series shall be payable;

(16)        if the amount payable under the Securities of such series are to be payable, at the election of the Company or a Holder, in a coin or currency other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;

(17)        any provisions granting special rights to Holders of Securities of the series upon the occurrence of specified events;

(18)        any modifications, deletions or additions to the Events of Default or covenants of the Corporation with respect to the Securities of the series;

(19)        whether any Securities of the series are to be issued in whole or in part in the form of one or more Global Securities and, if so, (ii) the Depositary for such Global Securities and (ii) the terms and conditions, if any, upon which interests in such Global Securities may be exchanged in whole or in part for the individual Securities represented thereby;

(20)        the date as of which any temporary Global Security will be dated if other than the original issuance date of the first Security of that series to be issued;

(21)        the form and/or terms of certificates, documents or conditions, if any, for Securities of the series to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such Series); and

(22)        any other terms, conditions, rights and preferences (or limitations on such rights and preferences) relating to the series (which terms shall not be inconsistent with the requirements of the Trust Indenture Act or with the provisions of this Indenture).

All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such Board Resolution and set forth in such Officers’ Certificate or in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, additional Securities of such series may be issued, with identical terms to those previously issued except for the date of issuance thereof.

If any of the terms of a series of Securities are established in or pursuant to one or more Board Resolutions, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers’ Certificate setting forth the terms of the series.

The Securities are unsecured contractual obligations of the Company and will rank on a parity with all of the other unsecured contractual obligations of the Company and all of the other unsecured and unsubordinated senior indebtedness of the Company, in each case present and future, except for such obligations as are preferred by operation of law.

SECTION 3.02.  Denominations.

The Securities of each series shall be issuable only as Registered Securities without coupons and only in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any specification pursuant to Section 3.01 with respect to Securities of any series, the Securities of such series shall be issuable in denominations of 100 Securities and any integral multiples in excess thereof and shall be payable only in Dollars.

SECTION 3.03.  Execution, Authentication, Delivery and Dating.

(a) The Securities of any series shall be executed on behalf of the Company by its Chairman, a Vice Chairman, its President or one of its Vice Presidents, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers may be manual or facsimile.

Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

(b) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series, executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities. The Trustee shall thereupon, in accordance with the Company Order, authenticate and deliver such Securities. The Trustee shall receive, prior to the authentication and delivery of the first Securities of such series, the supplemental indenture or the Board Resolution by or pursuant to which the form and terms of such Securities have been approved, an Officers’ Certificate stating that all conditions precedent provided for in this Indenture relating to the issuance of the Securities have been complied with and as to the absence of any event that is, or after notice or lapse of time or both would become, an Event of Default and an Opinion of Counsel stating that:

(1)          all instruments furnished by the Company to the Trustee in connection with the authentication and delivery of such Securities conform to the requirements of this Indenture and constitute sufficient authority hereunder for the Trustee to authenticate and deliver such Securities;

(2)          the forms and terms of such Securities have been established in conformity with the provisions of this Indenture;

(3)          in the event that the forms or terms of such Securities have been established in a supplemental indenture, the execution and delivery of such supplemental indenture has been duly authorized by all necessary corporate action of the Company, such supplemental indenture has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, is a valid and binding obligation enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and subject to such other exceptions as counsel shall request and as to which the Trustee shall not reasonably object;

(4)          the execution and delivery of such Securities have been duly authorized by all necessary corporate action of the Company and such Securities have been duly executed by the Company, and, assuming due authentication by the Trustee and delivery by the Company, are valid and binding obligations enforceable against the Company in accordance with their terms, entitled to the benefit of the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and subject to such other exceptions as counsel shall request and as to which the Trustee shall not reasonably object; and

(5)          the number of Securities Outstanding of such series, together with the number of such Securities, does not exceed any limit established under the terms of this Indenture on the number of Securities of such series that may be authenticated and delivered.

If all of the Securities of a series are not to be originally issued at the same time, then the Opinion of Counsel, Officers’ Certificate or other documents required to be delivered pursuant to this Section 303(b) need be delivered only once, prior to the authentication and delivery of the first Security of such series; provided, however, that any subsequent request by the Company to the Trustee to authenticate Securities of such series upon original issuance shall constitute a representation and warranty by the Company that, as of the date of such request, the statements made in the Officers’ Certificate delivered pursuant to this Section 303(b) shall be true and correct as if made on such date.

(c) If the Company shall establish pursuant to Section 3.01 that the Securities of a series are to be issued in whole or in part in the form of one or more Global Securities, then the Company shall execute and the Trustee shall, upon receipt by the Trustee of the Company Order authorizing such authentication, authenticate and deliver one or more Global Securities that (i) shall represent an aggregate number equal to the aggregate number of the Outstanding Securities of such series to be represented by one or more Global Securities, (ii) shall be registered, if in registered form, in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or to the common depositary for such Depositary or pursuant to such Depositary’s instruction and (iv) shall bear a legend substantially to the following effect “Unless and until it is exchanged in whole or in part for the individual Securities represented hereby, this Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.”

(d) Each Depositary designated pursuant to Section 3.01 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be either a clearing agency registered under the Exchange Act and any other applicable statute or regulation or a foreign clearing agency regulated by a foreign financial regulatory authority as defined in Section 3(a)(52) of the Exchange Act, including, without limitation, Euroclear Bank S.A./N.V. and Clearstream Banking, société anonyme.

(e) The Trustee shall not be required to authenticate any Securities if the issuance of such Securities pursuant to this Indenture will adversely affect the Trustee’s own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

(f) Each Security shall be dated the date of its authentication, except as otherwise provided pursuant to Section 3.01 with respect to the Securities of any series.

(g) No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in one of the forms provided for herein duly executed by the Trustee or by an Authenticating Agent by manual signature of one of its authorized officers, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 3.04.  Temporary Securities.

Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued, in registered form, and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities. Any such temporary Security may be in global form, representing all or a portion of the Outstanding Securities of such series. Every such temporary Security shall be executed by the Company and shall be authenticated and delivered by the Trustee or the Authenticating Agent, as the case may be, upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Security or Securities in lieu of which it is issued.

If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for such series, without charge to the Holder, except as provided in Section 3.05 in connection with a transfer, and upon surrender for cancellation of any one or more temporary Securities of any series the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like number of definitive Securities of the same series of authorized denominations and of like tenor. Until so exchanged, temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

Upon any exchange of a portion of a temporary Global Security for a definitive Global Security or for the individual Securities represented thereby pursuant to this Section 304 or Section 305, the temporary Global Security shall be endorsed by the Trustee to reflect the reduction of the aggregate number of Warrants evidenced thereby, whereupon the aggregate number of Warrants represented by such temporary Global Security shall be reduced for all purposes by the amount so exchanged and endorsed.

SECTION 3.05.  Registration, Transfer and Exchange.

(a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register for each series of Registered Securities (the registers maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Security Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Registered Securities and of transfers and exchanges of Registered Securities and the address at which notice and demand to or upon the Company in respect of this Indenture and the Securities may be served by the Holders of Securities. The Company may appoint one or more security registrars (each, a “Security Registrar”) for the purpose of registering Registered Securities and registering transfers and exchanges of Registered Securities as herein provided, including co-Security Registrars. Such Security Register shall be in written form or in any other form capable of being converted into written form within a reasonable period of time. At all reasonable times the Security Register shall be open for inspection by the Company or the Trustee.

Upon surrender for registration of transfer of any Registered Security of any series at the office or agency of the Company maintained for such purpose, the Company shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver, in the name of the designated transferee, one or more new Registered Securities of the same series of any authorized denomination or denominations of like tenor and aggregate number of Warrants, bearing a number not contemporaneously Outstanding and containing identical terms and provisions.

Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Securities represented thereby, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

At the option of the Holder, Registered Securities of any series (other than a Global Security, except as set forth below) may be exchanged for other Registered Securities of the same series of any authorized denomination or denominations of like tenor and aggregate number of Warrants containing identical terms and conditions, upon surrender of the Registered Securities to be exchanged at the office or agency of the Company maintained for such purpose.

Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive.

(b) If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 3.03(d), the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series, will authenticate and deliver, individual Securities of such series in a number equal to the number of Warrants specified in the Global Security or Securities representing Securities of such series in exchange for such Global Security or Securities.

The Company may at any time and in its sole discretion determine that Securities of any series issued in the form of one or more Global Securities shall no longer be represented by such Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series, will authenticate and deliver, individual Securities of such series in a number equal to the number of Warrants specified in the Global Security or Securities representing Securities of such series in exchange for such Global Security or Securities.

If specified by the Company pursuant to Section 3.01 with respect to a series of Securities, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for individual Securities of such series on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

(i) to each Person specified by such Depositary a new individual Security or Securities of the same series, of any authorized denomination as requested by such Person in aggregate number of Warrants equal to and in exchange for such Person’s beneficial interest in the Global Security; and

(ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the aggregate number of Warrants of the surrendered Global Security and the aggregate number of individual Warrants delivered to Holders thereof.

In any exchange provided for in any of the preceding three paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Securities in registered form in authorized denominations.

Upon the exchange of a Global Security for individual Securities, such Global Security shall be canceled by the Trustee. Individual Registered Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver such Registered Securities to the Persons in whose names such Registered Securities are so registered.

(c) All Securities issued upon any transfer or exchange of Securities shall be valid contractual obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Indenture, as the Securities surrendered for such transfer or exchange.

Every Registered Security presented or surrendered for transfer or exchange shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar, duly executed, by the Holder thereof or his attorney duly authorized in writing.

No service charge will be made for any transfer or exchange of Securities except as provided in Section 3.04 or Section 3.06. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration, transfer or exchange of Securities, other than those expressly provided in this Indenture to be made at the Company’s own expense or without expense or without charge to the Holders.

The Company or the Trustee, as applicable, shall not be required (i) to register, transfer or exchange Securities of any series during a period beginning at the opening of business 15 days before the day of the transmission of a notice of redemption of Securities of such series selected for redemption under Section 13.03 and ending at the close of business on the day of such transmission (or during such period as otherwise specified as contemplated by Section 3.01 for such Securities), or (ii) to register, transfer or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

In the event that upon any exercise of Warrants evidenced by an individual Security the number of Warrants exercised shall be less than the total number of Warrants evidenced by such individual Security, there shall be issued to the Holder thereof or his assignee a new individual Security evidencing the number of Warrants of the same series and of like tenor not exercised, provided that in the case of Warrants evidenced by one or more Global Securities, in lieu of issuing such new individual Security the Trustee shall note the cancellation of such exercised Warrants and the number of such Warrants not exercised and remaining Outstanding by notation on such Global Security(ies).

SECTION 3.06.  Mutilated, Destroyed, Lost and Stolen Securities.

If (i) any mutilated Security is surrendered to the Trustee at its Corporate Trust Office or (ii) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any Paying Agent or Security Registrar harmless, and neither the Company nor the Trustee receives notice that such Security has been acquired by a bona fide purchaser, then the Company shall execute and upon Company Request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Security, a new Security of the same series of like tenor, form, terms and number of Warrants, bearing a number not contemporaneously Outstanding.

In case any such mutilated, destroyed, lost or stolen Security has become exercisable, or is about to be exercised, or deemed to be exercised, the Company in its absolute discretion may, instead of issuing a new Security, direct the Trustee to treat the same as if it had received the Security together with an irrevocable exercise notice in proper form in respect thereof, as established with respect to the Securities of such series.

Upon the issuance of any new Security under this Section 3.06, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in respect thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

Every new Security of any series issued pursuant to this Section 3.06 shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement, payment or settlement of mutilated, destroyed, lost or stolen Securities.

SECTION 3.07.  Cancellation.

Unless otherwise specified pursuant to Section 3.01 for Securities of any series, all Securities surrendered for exercise, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder that the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee in accordance with its customary procedures. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. The acquisition of any Securities by the Company shall not operate as a redemption or satisfaction of the contractual obligations represented thereby unless and until such Securities are surrendered to the Trustee for cancellation.

SECTION 3.08.  CUSIP Numbers.

The Company in issuing the Securities may use “CUSIP” or “ISIN” numbers and/or other similar numbers to identify such Securities (if then generally in use), and, if so, the Trustee shall use such numbers in notices of redemption or other notices as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption or other notice and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in the “CUSIP” or “ISIN” or similar numbers.

SECTION 3.09.  Persons Deemed Owners.

The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Registered Security is registered as the owner of such Registered Security for the purpose of receiving payment of any money with respect to such Registered Security and for all other purposes whatsoever, whether or not such payment with respect to Registered Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All payments made to any Holder, or upon his order, shall be valid, and, to the extent of the sum or sums paid, effectual to satisfy and discharge the liability for moneys payable upon such Security.

None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, the Trustee, any Security Registrar or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any Depositary, as a Holder, with respect to such Global Security or impair, as between such Depositary and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such Global Security.

SECTION 3.10.  Currency of Payments in Respect of Securities.

Except as otherwise specified pursuant to Section 3.01 for Registered Securities of any series, payment with respect to Registered Securities of such series will be made in Dollars.

SECTION 3.11. Calculation Agent.

Pursuant to Section 3.01, the Company may, in connection with any series of Securities, appoint HSBC Bank USA, National Association or any other Person as Calculation Agent to make any calculations as may be required pursuant to the terms of such series of Securities, including the amounts payable thereon. Any such Calculation Agent shall act as an independent expert, and the Company may provide that the Calculation Agent’s calculations and determinations under this Indenture shall, absent manifest error, be final and binding on the Company, the Trustee and the Holders of the Securities of such series.

ARTICLE Four

Satisfaction And Discharge

SECTION 4.01.  Satisfaction and Discharge of Indenture.

This Indenture, with respect to the Securities of any series (if all series issued under this Indenture are not to be affected) shall, upon Company Order, cease to be of further effect (except as to any surviving rights of exercise, registration of transfer or exchange of such Securities herein expressly provided for and rights to receive payments with respect to such Securities) and the Trustee, upon receipt of a Company Order and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

(1)          either

(A) all Securities of such series theretofore authenticated and delivered (other than (i) Securities of such series that have been destroyed, lost or stolen and that have been replaced, paid or settled as provided in Section 3.06 and (ii) Securities of such series for whose payment or settlement money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 12.03) have been delivered to the Trustee for cancellation; or

(B) all Securities of such series not theretofore delivered to the Trustee for cancellation,

(i) have been exercised, or

(ii) will be automatically exercised at their Expiration Date within one year, or

(iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire contractual obligation on such Securities not theretofore delivered to the Trustee for cancellation, for all amounts of money due with respect to such Securities to the date of such deposit or to the Payment or Settlement Date or Redemption Date of such Securities, as the case may be; provided, however, in the event a petition for relief under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, is filed with respect to the Company within 91 days after the deposit and the Trustee is required to return the moneys then on deposit with the Trustee to the Company, the obligations of the Company under this Indenture with respect to such Securities shall not be deemed terminated or discharged;

(2)          the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

(3)          the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.07, the obligations of the Company to any Authenticating Agent under Section 6.14, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section 4.01, the obligations of the Trustee under Section 4.02 and the last paragraph of Section 12.03 shall survive.

SECTION 4.02.  Application of Trust Money.

Subject to Section 6.07 and the provisions of the last paragraph of Section 12.03, all money deposited with the Trustee pursuant to Section 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of all amounts of money due with respect to such Securities for whose payment or settlement such money has been deposited with the Trustee, except that such money need not be segregated from other funds except to the extent required by applicable law.

SECTION 4.03.  Indemnity.

The Company shall pay and indemnify the Trustee and the Holders of Securities of any series as to which the Company’s obligations under this Indenture have terminated against any tax, fee or other charge resulting from the deposit of cash in accordance with Section 4.01 and termination of the Company’s obligations under this Indenture with respect to the Securities of such series.

ARTICLE Five

Remedies

SECTION 5.01.  Events of Default.

Except as otherwise specified as contemplated by Section 3.01 for Securities of any series, “Event of Default” wherever used herein with respect to Securities of any series means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law, pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1)          default in the payment of all or any part of the money due on such Security (but not such a default in respect of any other Security of such series or any other series) as and when the same shall become due and payable either upon exercise, upon any redemption or otherwise; or

(2)          default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section 5.01 specifically dealt with or which expressly has been included in this Indenture solely for the benefit of Securities of a series other than such series) or established in or pursuant to the Board Resolution or supplemental indenture, as the case may be, pursuant to which the Securities of such series were issued as contemplated by Section 3.01, and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in number of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder; or

(3)          the entry of a decree or order for relief in respect of the Company by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

(4)          the commencement by the Company of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of its creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any action; or

(5)          any other Event of Default provided with respect to Securities of that series pursuant to Section 3.01.

Notwithstanding any other provision of this Indenture or of any Security, a failure by the Company to perform any obligation or otherwise observe any covenant in any Security or in this Indenture insofar as it applies to any Security shall not constitute a default unless all conditions precedent to the obligations of the Company to be satisfied by the Holder of such Security shall have been satisfied.

SECTION 5.02.  Collection of Amounts Due and Suits for Enforcement by Trustee.

The Company covenants that if default is made in the payment of any money in respect of any Security in accordance with its terms upon satisfaction by the Holder thereof of all conditions precedent to the Company’s obligation to make such payment to be satisfied by such Holder, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holder of such Security, the whole amount of money then due and payable on such Security and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Notwithstanding any provision of this Indenture or any Security, however, neither the Trustee nor any Holder of a Security shall be entitled, whether by reason of a default or otherwise, to demand or accelerate the payment of any money by the Company in respect of such Security at any time before such payment is otherwise due in accordance with the terms of such Security.

SECTION 5.03.  Trustee May File Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings, or any voluntary or involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, relative to the Company or any other obligor upon the Securities, of a particular series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the payment on such Securities shall then be due and payable as therein expressed or upon exercise or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to this Section shall be entitled and empowered, by intervention in such proceeding or otherwise,

(i) to file and prove a claim for the whole amount owing and unpaid in respect of the Securities of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of such Securities allowed in such judicial proceeding, and

(ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, custodian, liquidator, sequestrator (or other similar official) in any such proceeding is hereby authorized by each such Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to such Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

Nothing herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of such series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 5.04.  Trustee May Enforce Claims Without Possession of Securities.

All rights of action and claims under this Indenture or the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of such Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name, as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.05.  Application of Money Collected.

Any money collected by the Trustee pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money or other property on account of any amounts due with respect to the Securities, upon presentation of the Securities of any series in respect of which money or other property has been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

First, to the payment of all amounts due the Trustee under Section 6.07, and to any Paying Agent, Security Registrar or Calculation Agent pursuant to this Indenture or any other written agreement between the Company or the Trustee and such Paying Agent, Security Registrar or Calculation Agent, as applicable;

Second, to the payment of the amounts then due and unpaid on the Securities of such series, in respect of which or for the benefit of which such money or other property has been collected ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities; and

Third, the balance, if any, to the Company.

SECTION 5.06.  Limitation on Suits.

No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(1)          such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to such series;

(2)          the Holders of not less than 25% in number of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3)          such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee, in its reasonable discretion, against the costs, expenses and liabilities to be incurred in compliance with such request;

(4)          the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5)          no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in number of the Outstanding Securities of such series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders or of the Holders of Outstanding Securities of any other series, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders (it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders). For the protection and enforcement of the provisions of this Section 5.06, each and every Holder of Securities of any series and the Trustee for such series shall be entitled to such relief as can be given at law or in equity.

SECTION 5.07.  Unconditional Right of Holders to Receive Money Due With Respect to Securities and to Exercise.

Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the money due with respect to such Security on the Payment or Settlement Date (or, in the case of redemption, on the Redemption Date) of such Security and to exercise such Security in accordance with its terms, and to institute suit for the enforcement of any such payment and such right to exercise, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.08.  Restoration of Rights and Remedies.

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.09.  Right and Remedies Cumulative.

Except as otherwise expressly provided elsewhere in this Indenture, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.10.  Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Default shall impair any such right or remedy or constitute a waiver of any such Default or any acquiescence therein. Every right and remedy given by this Indenture or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.11.  Control by Holders.

The Holders of not less than a majority in number of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series; provided that:

(1)          such direction shall not be in conflict with any rule of law or with this Indenture;

(2)          subject to the provisions of Section 6.01, the Trustee shall have the right to decline to follow any such direction if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceeding so directed might result in personal liability or would be unjustly prejudicial to the Holders of Securities of such series not joining in any such direction; and

(3)          the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

SECTION 5.12.  Waiver of Past Defaults.

The Holders of not less than a majority in number of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of any such series waive any past default hereunder with respect to such series and its consequences, except a default

(1)          in the payment of the money due on any Security of such series or in respect of any Holder’s right to exercise any Security, or

(2)          in respect of a covenant or provision hereof that under Article XI cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Securities of such series under this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 5.13.  Undertaking for Costs.

All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant, but the provisions of this Section 5.13 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in number of the Outstanding Securities of any series, or to any suit instituted by any Holder of a Security for the enforcement of the payment of the money due with respect to any Security on or after the dates of payment upon exercise or redemption expressed in such Security or to exercise any Security in accordance with its terms.

SECTION 5.14.  Waiver of Stay or Extension Laws.

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE Six

The Trustee

SECTION 6.01.  Certain Duties and Responsibilities.

(a) With respect to Securities of any series, except during the continuance of an Event of Default with respect to the Securities of such series,

(1)          the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(2)          in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon an Officers’ Certificate or Opinion of Counsel or any other certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any Officers’ Certificate or Opinion of Counsel or any other such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

(b) In case an Event of Default with respect to Securities of any series has occurred and is continuing, the Trustee shall, with respect to the Securities of such series, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

(c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(1)          this subsection shall not be construed to limit the effect of subsection (a) of this Section;

(2)          the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(3)          the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it, with respect to Securities of any series, in good faith in accordance with the direction of the Holders of a majority in number of the Outstanding Securities of such series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture with respect to the Securities of any such series; and

(4)          the Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.01.

SECTION 6.02.  Notice of Defaults.

Within 90 days after the occurrence of any default hereunder with respect to Securities of any series, the Trustee shall by the pertinent methods provided in Section 1.05 give notice to all Holders of Securities of such series of each default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of default in the payment of all amounts of money due with respect to any Security of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; provided further that in the case of any default of the character specified in Section 5.01(2) with respect to Securities of such series no such notice to Holders shall be given until at least 60 days after the occurrence thereof and provided further that the Trustee shall not be deemed to have knowledge of an Event of Default unless either (A) a Responsible Officer of the Trustee assigned to the Trustee’s Corporate Trust Administration Department shall have actual knowledge of such default or (B) the Trustee shall have received written notice thereof from the Company or from any Holder. For the purpose of this Section, the term “default” means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 6.03.  Certain Rights of Trustee.

Except as otherwise provided in Section 6.01:

(a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, warrant or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers’ Certificate;

(d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee, in its reasonable discretion, against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, warrant or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(h) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

(i) in no event shall the Trustee be responsible or liable for special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person appointed to act hereunder in accordance with the terms hereof; and

(k) the Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

SECTION 6.04.  Not Responsible for Recitals or Issuance of Securities.

The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Securities of any series or to any prospectus relating to the series of Securities. The Trustee shall not be accountable for the use or application by the Company of any Securities or the proceeds thereof.

SECTION 6.05.  May Hold Securities.

The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities, and, subject to Sections 310(a)(5), 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

SECTION 6.06.  Money Held in Trust.

Money or other property held by the Trustee or any Paying Agent (except the Company) in trust hereunder need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any money or other property received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 6.07.  Compensation and Reimbursement.

The Company agrees:

(1)          to pay to the Trustee from time to time such compensation in Dollars for all services rendered by it hereunder as may be mutually agreed upon in writing by the Company and the Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2)          to reimburse the Trustee in Dollars upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct; and

(3)          to indemnify in Dollars the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust or performance of its duties, powers and rights hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Sections 5.01(3) and 5.01(4), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar laws.

As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities, upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of amounts due on the Securities.

The obligations of the Company under this Section 6.07 to compensate and indemnify the Trustee for expenses, disbursements and advances shall constitute indebtedness of the Company under this Indenture and shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee.

SECTION 6.08.  Disqualification, Conflicting Interests.

(a) The following indenture shall be considered specifically described herein for the purposes of clause (i) of the proviso contained in Section 310(b)(1) of the Trust Indenture Act: senior debt securities indenture, dated as of March 31, 2009, as amended and supplemented, between the Company and Wells Fargo Bank, National Association, as trustee. Pursuant to Section 310(b)(1)(C)(i) of the Trust Indenture Act, unless otherwise ordered by the Commission, an Event of Default by the Company under this Indenture will not disqualify the Trustee under this Indenture because it is a trustee under such other indenture.

(b) If Section 310(b) of the Trust Indenture Act is amended at any time after the date of this Indenture to change the circumstances under which a Trustee shall be deemed to have a conflicting interest with respect to the Securities of any series or to change any of the definitions in connection therewith, this Section 6.08 shall be automatically amended to incorporate such changes.

SECTION 6.09.  Corporate Trustee Required, Eligibility.

There shall at all times be a Trustee hereunder that shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having its Corporate Trust Office or an agency in New York, New York; provided, however, that if Section 310(a) of the Trust Indenture Act or the rules and regulations of the Commission under the Trust Indenture Act at any time permit a corporation organized and doing business under the laws of any other jurisdiction to serve as trustee of an indenture qualified under the Trust Indenture Act, this Section 6.09 shall be automatically amended to permit a corporation organized and doing business under the laws of any such other jurisdiction to serve as Trustee hereunder. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall comply with Section 310(a)(5) of the Trust Indenture Act. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.10.  Resignation and Removal, Appointment of Successor.

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

(b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(c) The Trustee may be removed at any time with respect to the Securities of any series and a successor Trustee appointed by Act of the Holders of a majority in number of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(d) If at any time:

(1)          the Trustee shall fail to comply with Section 6.08(a) with respect to the Securities of any series after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months, or

(2)          the Trustee shall cease to be eligible under Section 6.09 with respect to the Securities of any series and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months, or

(3)          the Trustee shall become incapable of acting or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Trustee in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law; or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or of its property or affairs, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, or

(4)          the Trustee shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trustee or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.13, any Holder who has been a bona fide Holder of a Security of any series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee for the Securities of such series.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in number of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders of such series and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, subject to Section 5.13, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

(f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series in the manner and to the extent provided in Section 1.05 to the Holders of Securities of such series. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 6.11.  Acceptance of Appointment by Successor.

(a) In the case of an appointment hereunder of a successor Trustee with respect to all Securities, each such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all money and other property held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 6.07.

(b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in any such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of any such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all money and other property held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

(c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

(d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12.  Merger, Conversion, Consolidation or Succession to Business.

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. In case any Securities shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Securities, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

SECTION 6.13.  Preferential Collection of Claims Against Company.

If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities of a series), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

SECTION 6.14.  Appointment of Authenticating Agent.

As long as any Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint an authenticating agent (the “Authenticating Agent”) which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer, partial redemption or pursuant to Section 3.06. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee for such series or to the Trustee’s Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee for such series by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $10,000,000 (determined as provided in Section 6.09 with respect to the Trustee) and subject to supervision or examination by Federal or State authority.

Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all the corporate agency business or corporate trust business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee for such series or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the applicable Trustee and to the Company.

Upon receiving such a notice of resignation, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14 with respect to one or more of all series of Securities, the Trustee for such series shall upon Company Request appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all Holders of Securities of such series in the manner and to the extent provided in Section 1.05. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Company agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation including reimbursement of its reasonable expenses for its services. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee for such series.

ARTICLE Seven

Holders’ Lists And Reports By Trustee And Company

SECTION 7.01.  Company to Furnish Trustee Names and Addresses of Holders.

The Company will furnish or cause to be furnished to the Trustee with respect to Registered Securities of each series for which it acts as Trustee:

(a) semiannually, not later than May 15 and November 15 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Registered Holders of Securities of each series as of the preceding May 1 or November 1, as the case may be; and

(b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Trustee shall be the Security Registrar, no such list need be furnished.

SECTION 7.02.  Preservation of Information; Communication to Holders.

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.01, received by it in the capacity of Paying Agent or Security Registrar (if so acting) hereunder, and filed with it within the two preceding years pursuant to Section 7.04(2).

The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished, destroy any information received by it as Paying Agent or Security Registrar (if so acting) hereunder upon delivering to itself as Trustee, not earlier than July 1 or January 1, as the case may be, a list containing the names and addresses of the Holders obtained from such information since the delivery of the next previous list, if any, destroy any list delivered to itself as Trustee which was compiled from information received by it as Paying Agent or Security Registrar (if so acting) hereunder upon the receipt of a new list so delivered, and destroy not earlier than two years after filing, any information filed with it pursuant to Section 7.04(2).

(b) If three or more Holders (hereinafter referred to as “applicants”) apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of a particular series (in which case the applicants must hold Securities of such series) or with all Holders of Securities with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election either:

(i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.02(a), or

(ii) inform such applicants as to the approximate number of Holders of Securities of such series or of all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, specified in such application.

If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon written request of such applicants, mail to the Holders of Securities of such series or all Holders, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.02(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or all Holders, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

(c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.02(b).

SECTION 7.03.  Reports by Trustee.

(a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

(b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

SECTION 7.04.  Reports by Company.

The Company will:

(1)          file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be required from time to time in such rules and regulations;

(2)          file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

(3)          transmit to all Holders of Securities, in the manner and to the extent provided in Section 7.03, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section 7.04 as may be required by rules and regulations prescribed from time to time by the Commission.

Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

ARTICLE Eight

Concerning The Holders

SECTION 8.01.  Acts of Holders.

Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing, and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to herein as the “Act” of the Holders signing such instrument or instruments. Whenever in this Indenture it is provided that the Holders of a specified percentage of the number of the Outstanding Securities of any series may take any Act, the fact that the Holders of such specified percentage have joined therein may be evidenced (a) by the instrument or instruments executed by Holders in person or by agent or proxy appointed in writing, or (b) by the record of Holders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article IX, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders.

SECTION 8.02.  Proof of Ownership; Proof of Execution of Instruments by Holders.

The ownership of Registered Securities of any series shall be proved by the Security Register for such series or by a certificate of the Security Registrar for such series.

Subject to the provisions of Sections 6.01, 6.03 and 9.05, proof of the execution of a writing appointing an agent or proxy and of the execution of any instrument by a Holder or his agent or proxy shall be sufficient and conclusive in favor of the Trustee and the Company if made in the following manner:

The fact and date of the execution by any such person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgment of deeds, that the person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by an officer of a corporation or association or a member of a partnership on behalf of such corporation, association or partnership, as the case may be, or by any other person acting in a representative capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

The record of any Holders’ meeting shall be proved in the manner provided in Section 9.06.

The Trustee may in any instance require further proof with respect to any of the matters referred to in this Section so long as the request is a reasonable one.

If the Company shall solicit from the Holders of Securities of any series any Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of Registered Securities entitled to take such Act, but the Company shall have no obligation to do so. Such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed.

Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and any Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, suffered or omitted by the Trustee or any agent of the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 8.03.  Revocation of Consents; Future Holders Bound.

At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any Act by the Holders of the specified number of the Outstanding Securities specified in this Indenture in connection with such Act, any Holder of a Security the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Securities the Holders of which have consented to such Act may, by filing written notice with the Trustee at the Corporate Trust Office and upon proof of ownership as provided in Section 8.02, revoke such Act so far as it concerns such Security. Except as aforesaid, any such Act taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders of such Security and of any Securities issued on transfer or in lieu thereof or in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or such other Securities.

ARTICLE Nine

Holders’ Meetings

SECTION 9.01.  Purposes of Meetings.

A meeting of Holders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article IX for any of the following purposes:

(1)          to give any notice to the Company or to the Trustee for such series, or to give any directions to the Trustee for such series, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article V;

(2)          to remove the Trustee for such series and appoint a successor Trustee pursuant to the provisions of Article VI;

(3)          to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.02; or

(4)          to take any other action authorized to be taken by or on behalf of the Holders of any specified number of the Outstanding Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

SECTION 9.02.  Call of Meetings by Trustee.

The Trustee for any series may at any time call a meeting of Holders of such series to take any action specified in Section 9.01, to be held at such time or times and at such place or places as the Trustee for such series shall determine. Notice of every meeting of the Holders of any series, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given to Holders of such series in the manner and to the extent provided in Section 1.05. Such notice shall be given not less than 20 days or more than 90 days prior to the date fixed for the meeting.

SECTION 9.03.  Call of Meetings by Company or Holders.

In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% of the number of the Outstanding Securities of a series or of all series, as the case may be, shall have requested the Trustee for such series to call a meeting of Holders of any or all such series by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 20 days after the receipt of such request, then the Company or such Holders may determine the time or times and the place or places for such meetings and may call such meetings to take any action authorized in Section 9.01, by giving notice thereof as provided in Section 9.02.

SECTION 9.04.  Qualifications for Voting.

To be entitled to vote at any meeting of Holders of any series a Person shall be (a) a Holder of a Security of the series with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as agent or proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee for the series with respect to which such meeting is being held and its counsel and any representatives of the Company and its counsel.

SECTION 9.05.  Regulations.

Notwithstanding any other provisions of this Indenture, the Trustee for any series may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of such series, in regard to proof of the holding of Securities of such series and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of such series as provided in Section 9.03, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by a majority vote of the meeting.

Subject to the provisos in the definition of “Outstanding,” at any meeting each Holder of a Security of the series with respect to which such meeting is being held or proxy therefor shall be entitled to vote in such manner so that whether the specified number of Securities required for any Act has been voted may be calculated by the inspectors; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Outstanding Securities of such series held by him or instruments in writing duly designating him as the Person to vote on behalf of other Holders of Securities of such series. At any meeting of Holders duly called pursuant to the provisions of Section 9.02 or 9.03 the presence of Persons holding or representing Securities in number sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum, and any such meeting may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

SECTION 9.06.  Voting.

The vote upon any resolution submitted to any meeting of Holders with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was transmitted as provided in Section 9.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 9.07.  No Delay of Rights by Meeting.

Nothing in this Article IX contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to any Holder under any of the provisions of the Indenture or of the Securities of any series.

ARTICLE Ten

Consolidation, Merger, Conveyance, Transfer Or Lease

SECTION 10.01.  Company May Consolidate, etc., Only on Certain Terms.

The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

(1)          the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety (the “successor corporation”) shall be a corporation organized and existing under the laws of the United States or any political subdivision thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the money payable with respect to all the Securities in accordance with their terms and the performance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for the right to exercise such Securities in accordance with their terms;

(2)          immediately after giving effect to such transaction and treating any indebtedness that becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

(3)          the Company has delivered to the Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, transfer or lease, and the assumption by any successor entity, and such supplemental indenture comply with this Article X and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 10.02.  Successor Corporation Substituted.

Upon any consolidation with or merger into any other corporation, or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 10.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

SECTION 10.03.  Opinion of Counsel.

The Trustee shall receive and, subject to Sections 6.01 and 6.03, shall be protected in relying upon an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article X.

ARTICLE Eleven

Supplemental Indentures

SECTION 11.01.  Supplemental Indentures Without Consent of Holders.

Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1)          to evidence the succession of another corporation to the Company and the assumption by such successor of the covenants of the Company herein and in the Securities contained; or

(2)          to add to the covenants of the Company, for the benefit of the Holders of all or any series of Securities (and, if such covenants are to be for the benefit of less than all such series, stating that such covenants are expressly being included solely for the benefit of such series), or to surrender any right or power herein conferred upon the Company; or

(3)          to add any additional defaults or Events of Default (and, if such defaults or Events of Default are to be applicable to less than all series of Securities, stating that such Events of Default are expressly being included solely to be applicable to such series); or

(4)          to change or eliminate any restrictions on the payment of money payable with respect to Registered Securities, provided that any such action shall not adversely affect the interests of the Holders of Securities of any series in any material respect, or to permit or facilitate the issuance of Securities of any series in uncertificated form; or

(5)          to change or eliminate any of the provisions of this Indenture, provided that any such change or elimination shall become effective only when there is no Outstanding Security of any series created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision and as to which such supplemental indenture would apply; or

(6)          to establish the form or terms of Securities of any series as permitted by Sections 2.01 and 3.01; or

(7)          to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; or

(8)          to evidence any changes to Section 6.08 or 6.09 permitted by the terms thereof; or

(9)          to add to or change or eliminate any provision of this Indenture as shall be necessary or desirable in accordance with any amendments to the Trust Indenture Act, provided such action shall not adversely affect the interests of the Holders of the Securities of any series in any material respect; or

(10)        to conform the text of this Indenture or the Securities of any series to any provision of the section entitled “Description of Warrants” or any similarly captioned section in the prospectus, as supplemented by any applicable prospectus supplement, relating to the offering of such series of Securities; or

(11)        to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture that shall not be inconsistent with any provision of this Indenture, provided such other provisions shall not adversely affect the interests of the Holders of Outstanding Securities of any series created prior to the execution of such supplemental indenture in any material respect.

SECTION 11.02.  Supplemental Indentures With Consent of Holders.

With the consent of the Holders of more than 50% in number of the Outstanding Securities of each series affected by such supplemental indenture voting separately, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture of Securities; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security of each such series affected thereby,

(1)          change the terms of any Security with respect to the Payment or Settlement Date or exercise price thereof, or reduce the amount of money payable upon the exercise thereof or any premium payable upon redemption thereof, or reduce the amount provable in bankruptcy pursuant to Section 5.03, or adversely affect any right of repayment at the option of any Holder of any Security, or change any Place of Payment where, or the currency in which, any Security or any money payable upon the exercise thereof is payable, or permit the Company to redeem any Security if, absent such supplemental indenture, the Company would not be permitted to do so, or impair the right to institute suit for the enforcement of any payment on or after the payment or settlement date thereof (or, in the case of redemption or repayment at the option of the Holder, on or after the Redemption Date or repayment date, as the case may be), or impair the Holder’s right to exercise such Security on the terms provided therein; or

(2)          if any Security provides that the Holder may require the Company to repurchase such Security, impair such Holder’s right to require repurchase of such Security on the terms provided therein; or

(3)          reduce the percentage in number of the Outstanding Securities of any one or more series (considered separately or together as one class, as applicable), the consent of whose Holders is required for any supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture; or

(4)          modify any of the provisions of this Section 11.02, Section 5.12 or Section 12.05, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to “the Trustee” and concomitant changes in this Section 11.02 and Section 12.05, or the deletion of this proviso, in accordance with the requirements of Sections 6.11 and 11.01(7).

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture with respect to one or more particular series of Securities, or that modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

SECTION 11.03.  Execution of Supplemental Indentures.

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article XI or the modifications thereby of the trusts created by this Indenture, the Trustee shall receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and such supplemental indenture is the legal, binding and valid obligation of the Company enforceable against it in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that adversely affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise in a material way.

SECTION 11.04.  Effect of Supplemental Indentures.

Upon the execution of any supplemental indenture under this Article XI, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 11.05.  Conformity with Trust Indenture Act.

Every supplemental indenture executed pursuant to this Article XI shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION 11.06.  Reference in Securities to Supplemental Indentures.

Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article XI may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

SECTION 11.07.  Notice of Supplemental Indenture.

Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to Section 11.02, the Company shall transmit to the Holders of Securities of any series affected thereby a notice setting forth the substance of such supplemental indenture.

ARTICLE Twelve

Covenants

SECTION 12.01.  Payment of Money.

The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the money payable by the Company with respect to the Securities of that series in accordance with the terms of the Securities and this Indenture.

SECTION 12.02.  Maintenance of Office or Agency.

The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities may be presented or surrendered for payment, where Securities of such series may be surrendered for transfer or exchange, where Securities can be surrendered upon exercise and where notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.

The Company may also from time to time designate different or additional offices or agencies to be maintained for such purposes (in or outside of such Place of Payment), and may from time to time rescind any such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations described in the preceding paragraph. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency.

SECTION 12.03.  Money for Securities; Payments To Be Held in Trust.

If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before the Payment or Settlement Date of the Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto money sufficient to pay all amounts of money becoming due on such date until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

Whenever the Company shall have one or more Paying Agents with respect to any series of Securities it will, prior to the Payment or Settlement Date of the Securities of such series, deposit with any such Paying Agent money sufficient to pay all amounts of money becoming due with respect to such Securities on such date, such money to be held in trust for the benefit of the Persons entitled thereto, and (unless any such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

The Company will cause each Paying Agent with respect to any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section 12.03, that such Paying Agent will:

(1)          hold all sums held by it for the payment of all amounts of money due with respect to such Securities of such series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(2)          give the Trustee written notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of all amounts of money due with respect to such Securities of such series; and

(3)          at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent, and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money or other property deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the amounts due on any Security of any series in accordance with its terms and remaining unclaimed for two years after such amounts have become due and payable shall be paid to the Company upon Company Request, or (if then held by the Company) shall be discharged from such trust, and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money or other property, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent before being required to make any such repayment, may at the expense of the Company cause to be transmitted in the manner and to the extent provided by Section 1.05, notice that such money or other property remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification, any unclaimed balance of such money or other property then remaining will be repaid to the Company.

SECTION 12.04.  Officers’ Certificate as to Default.

The Company will deliver to the Trustee, on or before a date not more than four months after the end of each fiscal year of the Company (which on the date hereof is the calendar year) ending after the date hereof, an Officers’ Certificate (one of the signers of which shall be the principal executive, principal financial or principal accounting officer of the Company), stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observation of any of the terms, provisions and conditions of this Indenture, and, if the Company shall be in default, specifying all such defaults and the nature thereof of which they may have knowledge. Such compliance shall be determined without regard to periods of grace or notice requirements.

The Company will deliver written notice to the Trustee promptly after any officer of the Company has knowledge of the occurrence of any event that with the giving of notice or the lapse of time or both would become an Event of Default under Section 5.01(2).

SECTION 12.05.  Waiver of Certain Covenants.

The Company may omit in any particular instance to comply, if so provided pursuant to Section 3.01, with any covenant specified pursuant to Section 3.01 with respect to the Securities of any series if, before the time for such compliance, the Holders of more than 50% of the number of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant, but no such waiver shall extend to or affect such covenant except to the extent so expressly waived and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant shall remain in full force and effect.

ARTICLE Thirteen

Redemption Of Securities

SECTION 13.01.  Applicability of Article.

Securities of any series that are redeemable before their Expiration Date shall be redeemable in accordance with their terms and (except as otherwise specified pursuant to Section 3.01 for Securities of any series) in accordance with this Article XIII.

SECTION 13.02.  Election to Redeem; Notice to Trustee.

The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities of any series (including any such redemption affecting only a single Security) pursuant to Section 13.03, the Company shall, at least 60 days prior to the giving of notice of redemption in Section 13.04 by the Company (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the number of Securities of such series to be redeemed. In case of any redemption at the election of the Company of all of the Securities of any series, the Company shall, at least 45 days prior to the giving of notice of redemption in Section 13.04 fixed by the Company (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers’ Certificate evidencing compliance with such restrictions.

SECTION 13.03.  Selection by Trustee of Securities To Be Redeemed.

If less than all the Securities of any series are to be redeemed at the option of the Company, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate in accordance with the depositary’s procedures and which may provide for the selection for redemption in part (equal to the minimum authorized denomination for Securities of such series or any integral multiple thereof) of Securities of such series in a denomination larger than the minimum authorized denomination for Securities of such series. In any case where more than one Registered Security of such series is registered in the same name, the Trustee in its discretion may treat the aggregate number of Securities so registered as if it were represented by one Registered Security of such series.

The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the number of Securities to be redeemed.

For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the number of such Securities that has been or will be redeemed.

SECTION 13.04.  Notice of Redemption.

Notice of redemption shall be given by the Company or, at the Company’s request, by the Trustee in the name and at the expense of the Company, not less than 30 days and not more than 60 days (unless specified otherwise pursuant to Section 3.01) prior to the Redemption Date, to the Holders of Securities of any series to be redeemed in whole or in part pursuant to this Article XIII, in the manner provided in Section 1.05. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. Failure to give such notice, or any defect in such notice to the Holder of any Security of a series designated for redemption, in whole or in part, shall not affect the sufficiency of any notice of redemption with respect to the Holder of any other Security of such series.

All notices of redemption shall identify the Securities to be redeemed (including CUSIP numbers) and shall state:

(1)          the Redemption Date,

(2)          the Redemption Price,

(3)          that Securities of such series are being redeemed by the Company pursuant to provisions contained in this Indenture or the terms of the Securities of such series or a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption,

(4)          if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the portion of the number) of the particular Securities to be redeemed,

(5)          that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed,

(6)          the Place or Places of Payment where such Securities are to be surrendered for payment of the Redemption Price,

(7)          if applicable, the terms of exercise, the date on which the right to exercise the Security to be redeemed will terminate and the place or places where such Securities may be surrendered for exercise,

(8)          if any Security of any series is to be redeemed in part, that on and after the Redemption Date, upon surrender of such Security, a new Security or Securities of such series in number equal to the unredeemed portion thereof will be issued or, in the case of Securities providing appropriate space for such notation, at the option of the Holder, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

SECTION 13.05.  Deposit of Redemption Price.

On or prior to 10:00 a.m., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust), in immediately available funds, an amount of money or other property in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.01 for the Securities of such series) sufficient to pay on the Redemption Date the Redemption Price of all the Securities or portions thereof which are to be redeemed on that date, other than any Securities called for redemption on that date and that have been exercised prior to the date of such deposit. If any Security called for redemption is exercised, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 13.06.  Securities Payable on Redemption Date.

Notice of redemption having been given as aforesaid, any Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price.

SECTION 13.07.  Securities Redeemed in Part.

Any Security that is to be redeemed only in part shall be surrendered at the Corporate Trust Office or such other office or agency of the Company as is specified pursuant to Section 301 with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing, and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of like tenor and form, of any authorized denomination as requested by such Holder, in number equal to and in exchange for the unredeemed portion of the Security so surrendered; except that if a Global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such Global Security, without service charge, a new Global Security in a denomination equal to and in exchange for the unredeemed portion of the number of Securities represented by the Global Security so surrendered. In the case of a Security providing appropriate space for such notation, at the option of the Holder thereof, the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof.

* * *

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

HSBC USA INC.

By:	/s/ Blair C. Selber
	Name:	Blair C. Selber
	Title:	Executive Vice President
Head of Balance Sheet Management
And Treasurer

Attest:

By:	/s/ Frank Weigand
Name: Frank Weigand
Title: Assistant Secretary, HSBC USA Inc.

SEAL

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee,

By:	/s/ Stefan Victory
Name: Stefan Victory
Title: Vice President